IMS Schedule – CFST II

Schedule A

As of July 1, 2015

The following funds shall not pay the Investment Manager a direct fee for services rendered hereunder:

•	Columbia Income Builder Fund (Effective June 1, 2016, this Agreement is amended and restated with respect to the Fund by a management agreement dated as of July 1, 2015 by and among Columbia Funds Series Trust, Columbia Funds Series Trust II and the Investment Manager (the Management Agreement))

•	Columbia Short-Term Cash Fund (Effective December 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement)

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table, below:

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Active Portfolios Multi-Manager Value Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of November 10, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.660% 0.615% 0.570% 0.520% 0.510% 0.490%

Columbia Absolute Return Currency and Income Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.890% 0.865% 0.840% 0.815% 0.790% 0.775% 0.770% 0.760% 0.750% 0.740% 0.720% 0.700%

Columbia AMT-Free Tax-Exempt Bond Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.335% 0.310% 0.300% 0.290% 0.280% 0.260% 0.250%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Asia Pacific ex-Japan Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of April 1, 2011**; and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $0.5 Next $1.5 Next $3.0 Next $6.0 Next $8.0 Next $4.0 Next $26.0 Over $50.0	0.800% 0.775% 0.750% 0.725% 0.700% 0.650% 0.640% 0.620% 0.620% 0.610% 0.600% 0.570%

Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio	Agreement adopted as of March 7, 2011; Schedule A effective as of March 1, 2013; and amended and restated with respect to the Fund by the Management Agreement effective as of June 1, 2016	0%	Assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management),

0.55%

Assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities)

		0.10%	Assets invested in nonexchange traded third-party advised mutual funds

Columbia Commodity Strategy Fund****	Agreement adopted as of April 14, 2011; Schedule A effective as of April 14, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Next $2.0 Next $3.0 Over $6.0	0.550% 0.505% 0.480% 0.460% 0.440%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Diversified Equity Income Fund Columbia Dividend Opportunity Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011**; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.660% 0.615% 0.570% 0.520% 0.510% 0.490%

Columbia European Equity Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011**; and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $0.5 Next $1.5 Next $3.0 Next $14.0 Next $4.0 Next $26.0 Over $50.0	0.800% 0.775% 0.750% 0.725% 0.700% 0.650% 0.640% 0.620% 0.610% 0.600% 0.570%

Columbia Limited Duration Credit Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011***; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.360% 0.355% 0.350% 0.345% 0.330% 0.315% 0.310% 0.300% 0.290% 0.280% 0.260% 0.240%

Columbia Large Core Quantitative Fund Columbia Large Growth Quantitative Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011**; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.690% 0.645% 0.600% 0.550% 0.540% 0.520%

Columbia Emerging Markets Bond Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011***; and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	First $0.5 Next $0.5 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.530% 0.525% 0.515% 0.495% 0.480% 0.455% 0.440% 0.431% 0.419% 0.409% 0.393% 0.374% 0.353%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Global Bond Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011***; and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $4.5 Next $8.0 Next $30.0 Over $50.0	0.570% 0.525% 0.520% 0.515% 0.510% 0.500% 0.490% 0.480% 0.470%

Columbia Global Equity Value Fund	Agreement adopted as of March 7, 2011; and Schedule A effective as of June 1, 2011**; and amended and restated with respect to the Fund by the Management Agreement effective as of July 1, 2015	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.660% 0.615% 0.570% 0.520% 0.510% 0.490%

Columbia Flexible Capital Income Fund	Agreement adopted as of April 14, 2011; Schedule A effective as of April 14, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.50 Next $0.50 Next $2.00 Next $3.00 Over $6.00	0.590% 0.575% 0.560% 0.530% 0.500%

Columbia Floating Rate Fund Columbia High Yield Bond Fund

Agreement adopted as of March 7, 2011;

Schedule A effective as of July 1, 2011***; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015 for Columbia High Yield Bond Fund and effective as of December 1, 2015 for Columbia Floating Rate Fund

		First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.590% 0.575% 0.570% 0.560% 0.550% 0.540% 0.515% 0.490% 0.475% 0.450% 0.435% 0.425% 0.400% 0.385% 0.360%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Select Global Equity Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $0.5 Next $1.5 Next $3.0 Next $14.0 Next $4.0 Next $26.0 Over $50.0	0.800% 0.775% 0.750% 0.725% 0.700% 0.650% 0.640% 0.620% 0.610% 0.600% 0.570%

Columbia Global Infrastructure Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011*; and amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015	First $1.0 Next $1.0 Next $4.0 Over $6.0	0.650% 0.600% 0.550% 0.500%

Columbia Money Market Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $1.0 Next $0.5 Next $0.5 Next $0.5 Next $2.5 Next $1.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Over $24.0	0.330% 0.313% 0.295% 0.278% 0.260% 0.240% 0.220% 0.215% 0.190% 0.180% 0.170% 0.160% 0.150%

Columbia Income Opportunities Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.590% 0.575% 0.570% 0.560% 0.550% 0.540% 0.515% 0.490% 0.475% 0.450% 0.435% 0.425% 0.400% 0.385% 0.360%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Inflation Protected Securities Fund	Agreement adopted as of March 7, 2011; and Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.440% 0.415% 0.390% 0.365% 0.340% 0.325% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%

Columbia Large Value Quantitative Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.690% 0.645% 0.600% 0.550% 0.540% 0.520%

Columbia Marsico Flexible Capital Fund	Agreement adopted as of Sept. 22, 2010; Schedule A effective as of Jan. 23, 2013; and amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.710% 0.665% 0.620% 0.570% 0.560% 0.540%

Columbia Small/Mid Cap Value Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011**; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $9.0 Over $12.0	0.760% 0.715% 0.670% 0.620% 0.620% 0.620%

Columbia Minnesota Tax-Exempt Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; and amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015	First $0.5 Next $0.5 Next $2.0 Next $3.0 Next $1.5 Over $7.5	0.400% 0.350% 0.320% 0.290% 0.280% 0.270%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Mortgage Opportunities Fund	Agreement adopted as of April 21, 2014; Schedule A effective as of April 21, 2014; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Over $10.0	0.570% 0.560% 0.550% 0.535% 0.520% 0.505% 0.495% 0.485%

Columbia Multi-Advisor Small Cap Value Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of July 1, 2011*; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.25 Next $0.25 Next $0.25 Next $0.25 Over $1.0	0.970% 0.945% 0.920% 0.895% 0.870%

Columbia Select Large-Cap Value Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011 *; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Next $2.0 Next $3.0 Over $6.0	0.710% 0.660% 0.565% 0.560% 0.540%

Columbia Select Smaller-Cap Value Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of March 7, 2011; *; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Over $1.0	0.790% 0.745% 0.700%

Columbia Seligman Communications and Information Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of June 1, 2013*; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $3.0 Next $1.0 Next $2.0 Over $6.0	0.855% 0.825% 0.775% 0.725%

Columbia Seligman Global Technology Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of June 1, 2013*; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $3.0 Next $1.0 Next $2.0 Over $6.0	0.855% 0.825% 0.775% 0.725%

IMS Schedule – CFST II

Fund	Agreement Adoption/ Schedule A Effective Date / Restatement Date	Net Assets (billions)	Annual rate at each asset level “Asset Charge”
Columbia Global Opportunities Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of April 12, 2012;* and amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016	Assets invested in underlying funds (including any ETFs) that pay an investment advisory fee to the Investment Manager	0.00%

Assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities.

		First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.66% 0.615% 0.57% 0.52% 0.51% 0.49%

Columbia U.S. Government Mortgage Fund	Agreement adopted as of March 7, 2011; Schedule A effective as of April 1, 2011***; *; and amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015	First $0.5 Next $0.5 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $3.0 Next $8.0 Next $4.0 Next $26.0 Over $50.0	0.430% 0.430% 0.420% 0.400% 0.400% 0.380% 0.365% 0.360% 0.350% 0.340% 0.320% 0.300%

*	Reflects elimination of the Performance Incentive Adjustment.
**	Reflects elimination of the Performance Incentive Adjustment and changes to the fee schedule.
***	Reflects changes to the fee schedule.
****	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any investment management service fees paid to the Investment Manager by any Subsidiaries under separate investment management services agreements with the Subsidiaries.

IMS Schedule – CFST II

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

IMS Schedule – CFST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of June 17, 2015.

COLUMBIA FUNDS SERIES TRUST II

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer